EXHIBIT 10.1

REFINANCING AMENDMENT

(AMENDMENT NO. 2 TO CREDIT AGREEMENT)

REFINANCING AMENDMENT (this “Agreement”), dated as of March 10, 2017, among XPO LOGISTICS, INC., a Delaware corporation (the “Borrower”), the other Subsidiaries of the Borrower party hereto, each financial institution identified on the signature pages hereto as a Refinancing Term Lender (each, a “Refinancing Term Lender”) and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), relating to the Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as heretofore amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement), dated as of August 25, 2016, the “Credit Agreement”), among the Borrower, the other Subsidiaries of the Borrower from time to time party thereto, the Lenders from time to time party thereto and the Agent.

RECITALS:

Refinancing Amendment

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower wishes to obtain Refinancing Loans (the “Refinancing Term Loans”) from the Refinancing Term Lenders to refinance all Loans outstanding immediately prior to the effectiveness of this Agreement (such Loans, collectively, and including for the avoidance of doubt, Loans that are converted, exchanged or rolled into Refinancing Term Loans pursuant to this Agreement, the “Refinanced Term Loans”, and such transaction, the “Refinancing Transaction”) pursuant to a Refinancing Amendment under the Credit Agreement, and the Refinancing Term Lenders are willing to provide the Refinancing Term Loans on and subject to the terms and conditions set forth herein.

WHEREAS, the Refinancing Term Lenders will comprise, and Refinancing Term Loans will be made by, (i) in part, Lenders who hold Refinanced Term Loans and who agree to convert, exchange or “cashless roll” all of their Refinanced Term Loans to or for Refinancing Term Loans; and (ii) in part, Persons providing new Refinancing Term Loans the proceeds of which will be used by the Borrower to repay holders of Refinanced Term Loans that will not be so converted, exchanged or rolled.

WHEREAS, pursuant to Sections 2.16(e) and 12.2 of the Credit Agreement, the Credit Agreement may be amended to give effect to the provisions of Section 2.16 of the Credit Agreement through a Refinancing Amendment executed by the Borrower, the Agent and the Refinancing Term Lenders.

Further Amendments:

WHEREAS, immediately prior to giving effect to the Refinancing Transaction, the Borrower and the Refinancing Term Lenders (which Refinancing Term Lenders, taken together, constitute the Requisite Lenders immediately prior to giving effect to the Refinancing Transaction), desire to make certain other changes to the terms of the Credit Agreement pursuant to Section 12.2 of the Credit Agreement as set forth in Section 3 of this Agreement.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

SECTION 2. Refinancing Term Loans.

(a)    Subject to and upon the terms and conditions set forth herein, each Refinancing Term Lender severally agrees to make, on the Amendment No. 2 Closing Date (as defined below), a Refinancing Term Loan in Dollars to the Borrower (or, in the case of a Converting Refinancing Term Lender (as defined below), convert, exchange or roll its Refinanced Term Loan for a Refinancing Term Loan in an equal principal amount) on the Amendment No. 2 Closing Date in an aggregate principal amount equal to the commitment amount set forth next to such Refinancing Term Lender’s name in Schedule 1, Part A hereto (in the case of any Refinancing Term Loan making its Refinancing Term Loan in cash) or Schedule 1, Part B hereto (in the case of any Refinancing Term Lender converting, exchanging or rolling its Refinanced Term Loan for a Refinancing Term Loan), under the caption “Refinancing Term Commitment” (the “Refinancing Term Commitment”) on the terms set forth in this Agreement. Each Refinancing Term Commitment will terminate in full upon the making of the related Refinancing Term Loan (or conversion, exchange or roll of the related Refinanced Term Loan, as applicable). Refinancing Term Loans borrowed under this Section 2 and subsequently repaid or prepaid may not be reborrowed. In addition, each Refinancing Term Lender waives its right to any compensation pursuant to Section 2.11(b) of the Credit Agreement with respect to the prepayment, exchange, roll or conversion of the Refinanced Term Loans.

(b)    Substantially simultaneously with the borrowing of Refinancing Term Loans, the Borrower shall fully prepay any outstanding Refinanced Term Loans, together with accrued and unpaid interest thereon to the Amendment No. 2 Closing Date; provided that each Converting Refinancing Term Lender irrevocably agrees to accept, in lieu of cash for the outstanding principal amount of its Refinanced Term Loan so prepaid, on the Amendment No. 2 Closing Date an equal principal amount of Refinancing Term Loans in accordance with this Agreement. “Converting Refinancing Term Lender” means a Refinancing Term Lender that agrees pursuant to Amendment No. 2 to convert, exchange or “cashless roll” all, or any portion, of its Refinanced Term Loan for a Refinancing Term Loan.

SECTION 3. Technical Amendments to Credit Agreement. The following amendments (the “Technical Amendments”) are made to the Credit Agreement immediately prior to the effectiveness of the Refinancing Transaction on the Amendment No. 2 Closing Date:

(a)    Section 2.16(a) of the Credit Agreement is amended to read in its entirety as follows:

Borrower may, by written notice to Agent from time to time, request loans (the “Refinancing Loans”) to refinance all or a portion of any existing Loans (the “Refinanced Loans”), and, with respect to the Excess Amount, for general corporate purposes, in an aggregate principal amount not to exceed (i) the aggregate principal amount of the Refinanced Loans, plus (ii) any accrued interest, fees, costs and expenses related thereto (including any original issue discount or upfront fees) (clauses (i) and (ii) together, the “Refinancing Amount”), plus (iii) an additional amount not to exceed $1,500,000 (the “Excess Amount”). Such notice shall set forth (i) the amount of the Refinancing Loan (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000), and (ii) the date on which the applicable Refinancing Loan is to be made available (which shall not be less than ten (10) Business Days nor more than sixty (60) days after the date of such notice (or such longer or shorter periods as Agent shall agree)). Borrower may seek Refinancing Loans from existing Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion) or any Additional Lender.

(b)    Section 2.16(b) of the Credit Agreement is amended to read in its entirety as follows:

It shall be a condition precedent to the incurrence of any Refinancing Loans that (i) no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to such the incurrence of the Refinancing Loans, (ii) the terms of the Refinancing Loans shall comply with this Section 2.16 and (iii) substantially concurrently with the incurrence of any Refinancing Loans, 100% of the Refinancing Amount shall be applied to repay the Refinanced Loans (including accrued interest, fees and premiums (if any) payable in connection therewith).

SECTION 4. Refinancing Amendments to Credit Agreement. The following amendments are made to the Credit Agreement on the Amendment No. 2 Closing Date immediately after the effectiveness of the Technical Amendments to effect the Refinancing Transaction:

(a)    Section 1.1 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

“Amendment No. 2” means the Refinancing Amendment (Amendment No. 2 to Credit Agreement) dated as of March 10, 2017 among the Borrower, the other Credit Parties thereto, the Lenders party thereto and the Agent.

“Amendment No. 2 Closing Date” has the meaning set forth in Amendment No. 2, and occurred on March 10, 2017.

“Excess Amount” has the meaning specified in Section 2.16.

“Refinancing Amount” has the meaning specified in Section 2.16.

“Refinanced Loans” has the meaning specified in Section 2.16.

(b)    The following definitions in Section 1.1 of the Credit Agreement are amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean for any day with respect to (i) any LIBOR Loan, 2.25% per annum and (ii) any Base Rate Loan, 1.25% per annum.

“Commitments” means , collectively, the aggregate Commitments of the Lenders, and the term “Commitment” with respect to an individual Lender means such Lender’s commitment to make Loans to Borrower in accordance with the terms of this Agreement. The Commitments of each Lender and the aggregate Commitments of all Lenders on the Closing Date are set forth on Annex B. The Commitments of each Lender and the aggregate Commitments of all Lenders on the Amendment No. 2 Closing Date are set forth on Schedule 1 to Amendment No. 2.

“Lender” means each financial institution or other entity that (a) is listed on the signature pages hereof as a “Lender” or, pursuant to an Incremental Amendment or Refinancing Amendment, becomes an Additional Lender, or (b) from time to time becomes a party hereto by execution of an Assignment Agreement. For the avoidance of doubt, the Refinancing Term Lenders, as defined in Amendment No. 2, shall constitute “Lenders” for all purposes hereunder.

“Loans” means the loans made by the Lenders to the Borrower (a) pursuant to Section 2.1(a) on the Closing Date, which loans, for the avoidance of doubt, shall cease to be outstanding on the Amendment No. 1 Closing Date, (b) pursuant to Amendment No. 1 on the Amendment No. 1 Closing Date, which loans, for the avoidance of doubt, shall cease to be outstanding on the Amendment No. 2 Closing Date, or (c) pursuant to Amendment No. 2 on the Amendment No. 2 Closing Date, as applicable.

(c)    Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence in the definition of “LIBOR Rate” and replacing it with the following: “In no event shall the LIBOR Rate be less than 0.00%.”

(d)    Section 2.1(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following. “Each Loan made on the Amendment No. 2 Closing Date shall be made by the Lenders in accordance with their applicable Pro Rata Share of the Commitments as of such date.”

(e)    Section 2.2 of the Credit Agreement is amended to read in its entirety as follows:

The Borrower shall pay to each Lender (i) on the last Business Day of each Fiscal Quarter occurring after the Amendment No. 2 Closing Date (commencing with the Fiscal Quarter ending March 31, 2017) but prior to the Maturity Date, a portion of the principal amount of all Loans then outstanding in an amount equal to 0.25% of the sum of the aggregate principal amount of the Loans outstanding on the Amendment No. 2 Closing Date after giving effect to Amendment No. 2 (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.3 of this Agreement (it being understood and agreed that the $555,000,000 prepayment made on November 3, 2016 shall be applied (net of any amounts from such prepayment applied to amortization payments required by this Section 2.2 prior to the Amendment No. 2 Closing Date) to the amortization payments required by this Section 2.2 in direct order of maturity) and (ii) on the Maturity Date, the aggregate principal amount of all Loans outstanding on such date and all accrued and unpaid interest thereon.

(f)    Section 2.3(a)(ii) of the Credit Agreement is hereby amended by: replacing the words “Amendment No. 1 Closing Date” with the words “Amendment No. 2 Closing Date”.

(g)     Section 2.4 of the Credit Agreement is amended to read in its entirety as follows:

Borrower shall utilize the proceeds of the Loans made on the Closing Date to (a) purchase the capital stock of Con-way pursuant to the Con-way Acquisition Agreement, (b) directly or indirectly (including through intercompany loans or investments) prepay Con-way Existing Indebtedness, (c) pay related fees and expenses and otherwise fund the Transactions and (d) for working capital and other general corporate purposes. Borrower shall utilize the proceeds of the Loans made on the Amendment No. 1 Closing Date to (i) finance the Borrower’s redemption and/or satisfaction and discharge of its 2019 Notes, (ii) repay all Loans outstanding on the Amendment No. 1 Closing Date immediately prior to the funding of such Loans, (iii) pay interest, fees and expenses in connection with the foregoing and (iv) for general corporate purposes. Borrower shall utilize the proceeds of the Loans made on the Amendment No. 2 Closing Date (i) to repay all Loans outstanding on the Amendment No. 2 Closing Date immediately prior to the funding of the Loans made on such date, (ii) to pay accrued interest, fees, costs and expenses in connection with the foregoing (including any original issue discount or upfront fees) and (iii) for general corporate purposes.

SECTION 5. Terms of the Refinancing Term Loans Generally. On the Amendment No. 2 Closing Date, giving effect to the Refinancing Term Loans hereunder, (a) each Refinancing Term Lender shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (b) each Refinancing Term Loan shall constitute a “Loan” for all purposes of the Credit Agreement and the other Loan Documents. The Refinancing Term Loans shall be on identical terms as contemplated hereby and shall constitute a single class of Loans under the Credit Agreement. The parties hereto hereby consent to the incurrence of the Refinancing Term Loans on the terms set forth herein. Upon the effectiveness of this Agreement, all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the incurrence of the Refinancing Term Loans shall be deemed satisfied and the incurrence of the Refinancing Term Loans shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents.

SECTION 6. Representations of the Borrower. The Borrower and each other Credit Party hereby represents and warrants to the Agent and the Refinancing Term Lenders that on the Amendment No. 2 Closing Date:

(a)    no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after the incurrence of the Refinancing Term Loans;

(b)    the representations and warranties set forth in Section 4 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 2 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

SECTION 7. Conditions to the Amendment No. 2 Closing Date. This Agreement shall become effective as of the first date when each of the following conditions shall have been satisfied (the date of satisfaction of such conditions and the funding of the Refinancing Term Loans, the “Amendment No. 2 Closing Date”):

(a)    The Agent shall have received from the Borrower, each other Credit Party, each Refinancing Term Lender (which Refinancing Term Lenders , taken together, constitute the Requisite Lenders immediately prior to giving effect to the Refinancing Transaction on the Amendment No. 2 Closing Date), and the Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

(b)    The Agent shall have received a borrowing notice (with respect to the Refinancing Term Loans) at least one Business Day prior to the Amendment No. 2 Closing Date, legal opinions, corporate documents and officers and public officials certifications (including a solvency certificate) with respect to the Borrower and the Guarantors in each case customary for financings of the type described herein) (it being understood that any such documentation shall be deemed “customary” if in a form consistent with such documentation delivered in connection with Amendment No. 1 on the Amendment No. 1 Closing Date (subject to adjustments to be reasonably agreed taking into account the nature of the facilities contemplated hereby));

(c)    Morgan Stanley Senior Funding, Inc., in its capacity as arranger of the amendments contemplated by this Agreement (the “Arranger”), and the Agent shall have received, at least three business days prior to the Amendment No. 2 Closing Date, all documentation and other information related to the Borrower or any Guarantor required by regulatory authorizes under applicable “know your customer” and anti-money laundering rules and regulation including, without limitation, the Patriot Act, in each case to the extent requested by the Arranger or the Agent from the Borrower in writing at least 10 Business Days prior to the Amendment No. 2 Closing Date.

(d)    All fees due to the Arranger and the Refinancing Term Lenders on the Amendment No. 2 Closing Date pursuant to the Commitment Letter and the Fee Letter, each dated as of March 5, 2017 between the Borrower and the Arranger and pertaining to the Refinancing Term Loans made hereunder, shall have been paid, and all reasonable and documented out-of-pocket expenses to be paid or reimbursed to the Arranger on the Amendment No. 2 Closing Date pursuant to such Commitment Letter that have been invoiced at least three business days prior to the Amendment No. 2 Closing Date shall have been paid.

(e)    Any (i) accrued and unpaid interest owing by the Borrower to any Lender pursuant to the Credit Agreement, and (ii) (subject to the last sentence of Section 2(a) hereof) fees owing by the Borrower pursuant to Section 2.11(b) of the Credit Agreement in each case as a result of the consummation of the transactions contemplated by this Agreement shall have been paid in full on the Amendment No. 2 Closing Date.

(f)    The representations and warranties made pursuant to Section 6 hereof are true and correct in all material respects on and as of the Amendment No. 2 Closing Date, except to the extent that such representations or warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(g)    Since December 31, 2016, no event shall have occurred that alone or together with any other events, has had a material adverse effect on the business, financial condition, operations or properties of the Borrower and its Subsidiaries, taken as a whole.

(h)    The Agent shall have received a certificate, duly executed by an Officer of the Borrower, certifying as to the satisfaction of the conditions referred to in Sections 7(f) and 7(g) above.

SECTION 8. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 9. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (a) the obligations of the Credit Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Refinancing Term Loans contemplated by this Agreement) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” as such term is defined in the Credit Agreement, subject to the qualifications and exceptions described therein, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Refinancing Term Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Requisite Lenders” contained in Section 1.1 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations as increased hereby, subject to Section 6.10(e) of the Credit Agreement.

SECTION 10. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12. Miscellaneous. This Agreement shall constitute a “Refinancing Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, each of the Borrower and the Agent hereby consent to each Refinancing Term Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Amendment No. 2 Closing Date. The Agent and the Refinancing Term Lenders hereby acknowledge that the Borrower has complied with the notice provisions required by Section 2.16 of the Credit Agreement in connection with the Refinancing Term Loans. For only the purpose of Sections 11.1(a)(ii)(B) and 11.1(a)(iv)(A) of the Credit Agreement, the Borrower hereby consents to the assignments by Morgan Stanley Senior Funding, Inc., in its capacity as a Lender under the Credit Agreement, on or before the date that is 45 calendar days from the Amendment No. 2 Closing Date, in a manner otherwise in accordance with the Credit Agreement, as amended by this Agreement, of its Refinancing Term Loans made by it on the Amendment No. 2 Closing Date solely to the institutions and solely in the amounts previously agreed upon by Morgan Stanley Senior Funding, Inc. and the Borrower.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

XPO LOGISTICS, INC.

By:	/s/ John Hardig
Name:	John Hardig
Title:	Chief Financial Officer

[Signature Page – Amendment No. 2 to XPO Senior Secured Term Loan Credit Agreement]

The following Persons are signatories to this Agreement in their capacity as Guarantors:

3PD HOLDING, INC.
3PDIC, INC.
BOUNCE LOGISTICS, INC.
BTTS HOLDING CORPORATION
BTTS INTERMEDIATE HOLDING CORPORATION
PACER SERVICES, INC.
XPO AIR CHARTER, LLC
XPO AQ, INC.
XPO CARTAGE, INC.
XPO COURIER, LLC
XPO CUSTOMS CLEARANCE SOLUTIONS, INC.
XPO DEDICATED, LLC
XPO DRAYAGE, INC.
XPO EXPRESS, INC.
XPO FLEET SERVICES, INC.
XPO GLOBAL FORWARDING, INC.
XPO INTERMODAL SOLUTIONS, INC.
XPO INTERMODAL, INC.
XPO LAST MILE, INC.
XPO LOGISTICS, LLC
XPO NLM, INC.
XPO PORT SERVICES, INC.
XPO SERVCO, LLC
XPO STACKTRAIN, LLC
XPO SUPPLY CHAIN, INC.
XPO TRANSPORT, LLC
CNF ADVISORS LLC
CNF INVESTMENTS, INC.
XPO ENTERPRISE SERVICES, INC.
XPO LOGISTICS FREIGHT, INC.
CON-WAY GLOBAL SOLUTIONS, INC.
XPO CNW, INC.
XPO LAND HOLDINGS, LLC
XPO LOGISTICS MANUFACTURING, INC.
CON-WAY MULTIMODAL INC.
XPO PROPERTIES, INC.
EMERY WORLDWIDE AIRLINES, INC.

By:	/s/ John Hardig
Name:	John Hardig
Title:	Assistant Treasurer

[Signature Page – Amendment No. 2 to XPO Senior Secured Term Loan Credit Agreement]

MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.
S & H TRANSPORT, INC.
S & H LEASING, INC.
XPO LOGISTICS SUPPLY CHAIN CORPORATE SERVICES, INC.
XPO LOGISTICS SUPPLY CHAIN ECOMMERCE, INC.
XPO LOGISTICS SUPPLY CHAIN HOLDING COMPANY
XPO LOGISTICS SUPPLY CHAIN OF NEW JERSEY, INC.
XPO LOGISTICS SUPPLY CHAIN OF SOUTH CAROLINA, LLC
XPO LOGISTICS SUPPLY CHAIN OF TEXAS, LLC
XPO LOGISTICS SUPPLY CHAIN TECHNOLOGY SERVICES, INC.
XPO LOGISTICS SUPPLY CHAIN, INC.
MENLO LOGISTICS GLOBAL TRANSPORTATION SERVICES, INC.
XPO LOGISTICS WORLDWIDE, INC.
XPO LOGISTICS WORLDWIDE GOVERNMENT SERVICES, LLC
XPO LOGISTICS WORLDWIDE TECHNOLOGIES, LLC
XPO LOGISTICS WORLDWIDE, LLC

By:	/s/ John Hardig
Name:	John Hardig
Title:	Treasurer

PACER TRANSPORT, INC.
XPO OCEAN WORLD LINES, INC.

By:	/s/ John Hardig
Name:	John Hardig
Title:	Chief Financial Officer

CNF ADVISORS, LLC, as sole member of CNF Ventures LLC

By:	/s/ John Hardig
Name:	John Hardig
Title:	Assistant Treasurer

[Signature Page – Amendment No. 2 to XPO Senior Secured Term Loan Credit Agreement]

XPO DISTRIBUTION SERVICES, INC.

By:	/s/ Karlis Kirsis
Name:	Karlis Kirsis
Title:	Vice President and Assistant Secretary

[Signature Page – Amendment No. 2 to XPO Senior Secured Term Loan Credit Agreement]

CTP LEASING, INC.

By:	/s/ Andrew J. DiLuciano
Name:	Andrew J. DiLuciano
Title:	President

PDS TRUCKING, INC.

By:	/s/ Andrew J. DiLuciano
Name:	Andrew J. DiLuciano
Title:	Treasurer

[Signature Page – Amendment No. 2 to XPO Senior Secured Term Loan Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Refinancing Term Lender

By:	/s/ Chance Moreland
Name:	Chance Moreland
Title:	Authorized Signatory

[Signature Page – Amendment No. 2 to XPO Senior Secured Term Loan Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Agent

By:	/s/ Chance Moreland
Name:	Chance Moreland
Title:	Authorized Signatory

[Signature Page – Amendment No. 2 to XPO Senior Secured Term Loan Credit Agreement]

Remaining Signature Pages

[To be held on file with the Agent]

SCHEDULE 1

Refinancing Term Commitments

Part A

Name of Refinancing Term Lender	Refinancing Term Commitment
Morgan Stanley Senior Funding, Inc.	$523,474,815.88

TOTAL:	$523,474,815.88

Part B

[To be held on file with the Agent]